Fresh-Start Accounting Fresh-Start Accounting (Tables)	12 Months Ended
Dec. 31, 2011
Reorganizations [Abstract]
Post Petition Liabilities [Table Text Block]
The Company adopted fresh-start accounting as of the Effective Date, which represents the date that all material conditions precedent to the Plan were resolved, because holders of existing voting shares immediately before filing and confirmation of the plan received less than 50% of the voting shares of the emerging entity and because its reorganization value is less than post-petition liabilities and allowed claims, as shown below:

October 1, 2010
(Dollars in Millions)
Post-petition liabilities	$2,763
Liabilities subject to compromise	3,121
Total post-petition liabilities and allowed claims	5,884
Reorganization value of assets	(5,141)
Excess post-petition liabilities and allowed claims	$743

Components of Reorganization Value [Table Text Block]
A reconciliation of the reorganization value is provided in the table below.

Components of Reorganization Value
October 1, 2010
(Dollars in Millions)
Enterprise value	$2,390
Non-debt liabilities	2,751
Reorganization value	$5,141

Schedule of Fresh-Start Adjustments [Table Text Block]
Adjustments recorded to the predecessor entity to give effect to the Plan and to record assets and liabilities at fair value pursuant to the adoption of fresh-start accounting, including amounts associated with the Company's discontinued operations, are summarized below (dollars in millions):

	Predecessor	Reorganization		Fair Value		Successor
	10/1/2010	Adjustments (a)		Adjustments (b)		10/1/2010
Assets
Cash and equivalents	$918	$(52)	(c)	$—		$866
Restricted cash	195	(105)	(d)	—		90
Accounts receivable, net	1,086	(4)	(e)	—		1,082
Inventories, net	395	—		4	(q)	399
Other current assets	283	(11)	(f)	(14)	(r), (aa)	258
Total current assets	2,877	(172)		(10)		2,695
Property and equipment, net	1,812	—		(240)	(s)	1,572
Equity in net assets of non-consolidated affiliates	378	5	(g)	13	(t)	396
Intangible assets, net	6	—		361	(u)	367
Goodwill	—	—		38	(v)	38
Other non-current assets	74	13	(h)	(14)	(w), (aa)	73
Total assets	$5,147	$(154)		$148		$5,141

Liabilities and Stockholders’ (Deficit) Equity
Short-term debt, including current portion of long-term debt	$128	$5	(k)	$—		$133
Accounts payable	1,043	—		—		1,043
Accrued employee liabilities	196	19	(i)	3	(x)	218
Other current liabilities	326	95	(j)	(58)	(y)	363
Total current liabilities	1,693	119		(55)		1,757
Long-term debt	12	473	(k)	—		485
Employee benefits	632	154	(l)	(63)	(x)	723
Deferred income taxes	175	(5)	(m)	27	(aa)	197
Other non-current liabilities	251	(5)	(n)	(39)	(y), (aa)	207
Liabilities subject to compromise	3,121	(3,121)	(o)	—		—
Common stock — Successor	—	1	(p)	—		1
Stock warrants — Successor	—	41	(p)	—		41
Common stock — Predecessor	131	(131)	(p)	—		—
Stock warrants — Predecessor	127	(127)	(p)	—		—
Additional paid-in capital	3,407	(2,175)	(p)	(169)	(p)	1,063
Accumulated deficit	(4,684)	4,619	(p)	65	(p)	—
Accumulated other comprehensive loss	(74)	—		74	(p)	—
Treasury stock	(3)	3	(p)	—		—
Total Visteon shareholders’ (deficit) equity	(1,096)	2,231		(30)		1,105
Non-controlling interests	359	—		308	(z)	667
Total shareholders’ (deficit) equity	(737)	2,231		278		1,772
Total liabilities and shareholders’ (deficit) equity	$5,147	$(154)		$148		$5,141

Explanatory Notes

a.
Records adjustments necessary to give effect to the Plan, including the receipt of cash proceeds associated with the Rights Offering and Exit Facility, settlement of liabilities subject to compromise, elimination of Predecessor equity and other transactions as contemplated under the Plan. These adjustments resulted in a pre-tax gain on the settlement of liabilities subject to compromise of $956 million in the nine-month Predecessor period ended October 1, 2010 (see explanatory note o., as follows). The Company recorded a $5 million income tax benefit attributable to cancellation of inter-company indebtedness with foreign affiliates pursuant to the Plan.

b.
Records adjustments necessary to reflect assets and liabilities at fair value and to eliminate Accumulated deficit and Accumulated other comprehensive income/(loss). These adjustments resulted in a pre-tax gain of $106 million in the nine-month Predecessor period ended October 1, 2010. Adjustments to record assets and liabilities at fair value on the Effective Date are as follows (dollars in millions):

Inventory	$4
Property and equipment	(240)
Equity in net assets of non-consolidated affiliates	13
Intangible assets	361
Goodwill	38
Other assets	(14)
Employee benefits	60
Other liabilities	97
Non-controlling interests	(308)
Elimination of Predecessor accumulated other comprehensive loss and other equity	95
Pre-tax gain on fair value adjustments	$106
Net tax expense related to fresh-start adjustments	(41)
Net income on fresh-start adjustments	$65

c.	This adjustment reflects the net use of cash on the Effective Date and in accordance with the Plan (dollars in millions):

Rights offering proceeds	$1,250
Exit financing proceeds, net	482
Net release of restricted cash	105
Total sources	1,837
Seven year secured term loan and interest	1,660
ABL and letters of credit	128
Rights offering fees	49
Payment of administrative and professional claims	23
Debt issue fees	10
Claim settlements and other	19
Total uses	1,889
Net decrease in cash	$(52)

d.
The decrease in restricted cash reflects the release of $173 million of cash that was restricted under various orders of the Bankruptcy Court, partially offset by the establishment of a professional fee escrow account of $68 million.

e.	This adjustment reflects the settlement of a receivable in connection with the Release Agreement.

f.	This adjustment relates to the Rights Offering commitment premium deposit paid in July 2010.

g.	This adjustment records additional equity in net income of non-consolidated affiliates related to the nine-month Predecessor period ended October 1, 2010.

h.	This adjustment records $13 million of estimated debt issuance costs capitalized in connection with the exit financing facility.

i.	This adjustment reflects the reinstatement of OPEB and non-qualified pension obligations expected to be paid within 12 months.

j.
This adjustment reflects the establishment of a liability for the payment of $122 million of allowed general unsecured and other claims in accordance with the Plan partially offset by $23 million of accrued reorganization items that were paid on the Effective Date and $4 million for amounts settled in connection with the Release Agreement.

k.	This adjustment reflects the new $500 million secured term loan, net of $10 million original issuance discount and $12 million of fees paid to the lenders.

l.
This adjustment represents the reinstatement of $154 million of other postretirement employee benefit (“OPEB”) and non-qualified pension obligations from Liabilities subject to compromise in accordance with the terms of the Plan.

m.	This adjustment reflects the deferred tax impact of certain intercompany liabilities subject to compromise that were cancelled in accordance with the Plan.

n.	This adjustment eliminates incentive compensation accruals for terminated Predecessor compensation plans.

o.	This adjustment reflects the settlement of liabilities subject to compromise (“LSC”) in accordance with the Plan, as shown below (dollars in millions):

	LSC September 30, 2010	Settlement per Fifth Amended Plan	Gain on Settlement of LSC
Debt	$2,490	$1,717	$773
Employee liabilities	324	218	106
Interest payable	183	160	23
Other claims	124	70	54
	$3,121	$2,165	$956
Income tax benefit			5
After-tax gain on settlement of LSC			$961

p.	The cancellation of Predecessor Visteon common stock in accordance with the Plan and elimination of corresponding shareholders’ deficit balances, are shown below (dollars in millions):

	Predecessor Shareholders’ Deficit September 30, 2010	Reorganization Adjustments	Fresh-Start Adjustments	Successor Shareholders’ Equity October 1, 2010
Common stock
Predecessor	$131	$(131)	$—	$—
Successor	—	1	—	1
Stock warrants
Predecessor	127	(127)	—	—
Successor	—	41	—	41
Additional paid-in capital
Predecessor	3,407	(3,407)	—	—
Successor	—	1,232	(169)	1,063
Accumulated deficit	(4,684)	4,619	65	—
Accumulated other comprehensive loss	(74)	—	74	—
Treasury stock	(3)	3	—	—
Visteon Shareholders’ (deficit) equity	$(1,096)	$2,231	$(30)	$1,105

This adjustment also reflects the issuance of Successor common stock.
A reconciliation of the reorganization value of assets to the Successor’s common stock is shown below (dollars in millions, except per share amounts):

Reorganization value of assets	$5,141
Less: fair value of debt	(618)
Less: fair value of non-controlling interests	(667)
Less: fair value of liabilities (excluding debt)	(2,751)
Successor common stock and warrants	$1,105
Less: fair value of warrants	(41)
Successor common stock	$1,064

Shares outstanding at October 1, 2010	48,642,520
Per share value	$21.87

The per-share value of $21.87 was utilized to determine the value of shares issued for settlement of allowed claims.

q.
Inventory was recorded at fair value and was estimated to exceed book value by approximately $26 million. Raw materials were valued at current replacement cost. Work-in-process was valued at estimated finished goods selling price less estimated disposal costs, completion costs and a reasonable profit allowance for selling effort. Finished goods were valued at estimated selling price less estimated disposal costs and a reasonable profit allowance for selling effort. Additionally, fresh-start accounting adjustments for supply and spare parts inventory items of $22 million were a partial offset.

r.
The adjustment to other current assets includes a $7 million prepaid insurance balance and $2 million of other deferred fee amounts with no future benefit to the Successor. Additionally, this adjustment includes a $5 million decrease in deferred tax assets associated with fair value adjustments (see explanatory note aa for additional details related to deferred tax adjustments).

s.
The Company estimates that the book value of property and equipment exceeds the fair value by $240 million after giving consideration to the highest and best use of the assets. Fair value estimates were based on a combination of the cost or market approach, as appropriate. Fair value under the market approach was based on recent sale transactions for similar assets, while fair value under the cost approach was based on the amount required to construct or purchase an asset of equal utility, considering physical deterioration, functional obsolescence and economic obsolescence.

t.
Investments in non-consolidated affiliates were recorded at fair value primarily based on an income approach utilizing the dividend discount model. Significant assumptions included estimated future dividends for each applicable non-consolidated affiliate and discount rates.

u.
Identifiable intangible assets are primarily comprised of developed technology, customer-related intangibles and trade names. Fair value estimates of intangible assets were based on income approaches utilizing projected financial information consistent with the Fourth Amended Disclosure Statement, as described below:

•
Developed technology and trade name intangible assets were valued using the relief from royalty method, which estimates the value of an intangible asset to be equal to the present value of future royalties that would be paid for the right to use the asset if it were not owned. Significant assumptions included estimated future revenues for each technology category and trade name, royalty rates, tax rates and discount rates.

•
Customer related intangible assets were valued using the multi-period excess earnings method, which estimates the value of an intangible asset to be equal to the present value of future earnings attributable to the asset group after recognition of required returns to other contributory assets. Significant assumptions included estimated future revenues for existing customers, retention rates based on historical experience, tax rates, discount rates, and contributory asset charges including employee intangibles.

v.
Reorganization value in excess of the fair value allocated to identifiable tangible and intangible assets was recorded as goodwill. In adjusting the balance sheet accounts to fair value, the Company estimated excess reorganization value of approximately $38 million, which has been reflected as goodwill and was determined as follows (dollars in millions):

Enterprise value	$2,390
Add: Estimated fair value of non-debt liabilities	2,751
Reorganization value	5,141
Less: Estimated fair value of assets	5,103
Reorganization value in excess of fair value of assets	$38

w.
Adjustments to other non-current assets included a decrease of $10 million related to deferred tax assets associated with fair value adjustments and a decrease of $4 million related to discounting of amounts due in future periods (see explanatory note aa for additional details related to deferred tax adjustments).

x.
The adjustments to accrued employee liabilities and employee benefits are related to the remeasurement of pension and OPEB obligations at the Effective Date, based on certain assumptions including discount rates.

y.
The adjustments to other current and other non-current liabilities include decreases of $51 million and $31 million, respectively, to eliminate deferred revenue, which was initially recorded in connection with payments received from customers under various support and accommodation agreements. The decrease in other current liabilities also includes $5 million for discounting of future obligations, while the decrease in non-current liabilities also includes $8 million for non-income tax liabilities and $5 million for tax liabilities, partially offset by $6 million related to leasehold intangibles (see explanatory note aa for additional details related to deferred tax adjustments).

z.
Non-controlling interests are recorded at fair value based on publicly available market values, where possible, and based on other customary valuation methodologies where publicly available market values are not possible, including comparable company and discounted cash flow models. The Company estimates that the fair value of non-controlling interests exceeds book value by $308 million.

aa.
Deferred tax impacts associated with fresh-start adjustments result from changes in the book values of tangible and intangible assets while the tax basis in such assets remains unchanged. The Company anticipates that a full valuation allowance will be maintained in the U.S.; accordingly this adjustment relates to the portion of fresh-start adjustments applicable to certain non-U.S. jurisdictions where the Company is subject to and pays income taxes. Additionally, the amount of non-U.S. accumulated earnings considered permanently reinvested was modified in connection with the adoption of fresh-start accounting, resulting in a decrease in deferred tax liabilities associated with foreign withholding taxes of approximately $30 million. Deferred tax adjustments include the following (dollars in millions):

Balance Sheet Account Classification:
Other current assets	$2
Other non-current assets	10
Deferred income taxes	27
Net increase in deferred tax liabilities	39
Other balance sheet adjustments	2
Net tax expense related to fresh-start adjustments	$41